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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 21, 2007
                  Date of Earliest Event Reported: May 15, 2007



                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                   California
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                 (State or Other Jurisdiction of Incorporation)


             1-11476                                   95-3977501
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    (Commission File Number)              (I.R.S.  Employer Identification No.)


13500 Evening Creek Drive, Suite 440, San Diego, California          92128
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        (Address of Principal Executive Offices)                  (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Please see Item 5.02 below.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF CHIEF OPERATING OFFICER

     Effective May 15, 2007, the Company and Matthew Lieb entered into an at-will employment agreement pursuant to which Mr. Lieb agreed to serve as the Company's Chief Operating Officer for a salary of $13,500 per month. The Company agreed to grant Mr. Lieb options to acquire up to 400,000 shares of the Company's common Stock, as described below. The agreement can be terminated by either party at any time without notice. A copy of the agreement is filed as
Exhibit 10.1 to this Current Report on Form 8-K. The summary of the agreement set forth above is qualified by reference to such exhibit.

     Dr. James L. Ferris, the Company's former Chief Operating Officer, will retain his role as a director and President, but turn over his day to day operational role to Mr. Lieb in order to focus on conversion opportunities for the Company's Anaheim Plant and targeted business development for pulp products.

     A copy of the press release announcing Mr. Lieb's appointment is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

     Since 1999, Mr. Lieb, age 37, has served as Chairman of the Board and Chief Executive Officer of Kingsley Management LLC, a company he founded that acquires and operates car wash facilities. From January 2007 to May 15, 2007, Mr. Lieb provided the Company with consulting services at a fee of $3,500 per month plus an expense reimbursement. Mr. Lieb holds a BS in Finance from Georgetown University and an MBA from Harvard Business School.

2007 STOCK OPTION PLAN

     On May 21, 2007, the Board of Directors of World Waste Technologies, Inc. (the "Company") adopted the 2007 Stock Plan (the "2007 Plan"), pursuant to which the Company is authorized to grant incentive awards for up to 6,000,000 shares of common stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. Adoption of the 2007 Plan was not subject to shareholder approval. The Board of Directors approved the 2007 Plan because it believes that additional shares of common stock must be made available to attract, retain and motivate key officers and employees.

SUMMARY OF THE 2007 PLAN

     A summary of the 2007 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2007 Plan which is filed as
Exhibit 10.2 to this Current Report on Form 8-K.


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     PURPOSE. The purpose of the 2007 Plan is to encourage selected employees, directors, consultants and advisors to accept and continue employment with the Company and its affiliates and to increase their interest in the Company's welfare with the ability to participate in the growth of the value of its common stock.

     ADMINISTRATION OF THE 2007 PLAN. The 2007 Plan may be administered by either the Company's Board of Directors or, at the discretion of the Board, a committee of the Board (the "Administrator"). The Administrator has broad discretion and authority in administering the 2007 Plan, including the right to reduce the exercise price of any option, or to accelerate vesting.

     TYPES OF AWARDS. Because the 2007 Plan is not subject to shareholder approval, no options granted thereunder will be "incentive" stock options that satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Instead, all options issued thereunder will be non-qualified options.

     ELIGIBLE PARTICIPANTS. All directors, employees, consultants and advisors are eligible to receive awards under the 2007 Plan.

     SHARES SUBJECT TO THE PLAN. The Company may issue up to 6,000,000 shares of its common stock pursuant to the 2007 Plan. Any shares subject to an option that terminates or expires without being exercised become available for future awards under the 2007 Plan.

     TERMS AND CONDITIONS OF OPTIONS. The exercise price of any option may not be less than the fair market value of the Company's common stock on the date of grant. No option may be exercised more than 10 years after the date of grant. No option may be transferred or assigned without the consent of the Administrator except by will or the laws of descent and distribution. The exercise price of options may be paid in cash or, with the consent of the Administrator, by a full recourse promissory note, delivery of other shares of the Company's common stock (including shares acquired upon exercise of the related options), or by cashless exercise, to the extent and subject to applicable regulations.

     AMENDMENTS TO THE 2007 PLAN. The Board may amend, alter, suspend or discontinue the 2007 Plan at any time. No amendment, alteration, suspension or discontinuance requires shareholder approval unless the Board concludes that shareholder approval is advisable or required by law.

     TERMINATION OF THE 2007 PLAN. The 2007 Plan will terminate on May 21, 2017. The termination of the 2007 Plan will not affect any outstanding option.

GRANTS UNDER THE 2007 PLAN

     On May 21, 2007, the Board granted options covering a total of 2,856,000 shares under the 2007 Plan. All of the options have a per share exercise price equal to the closing price of the Company's common stock on the date of grant and expire in ten years. The grants included the following awards made to the Company's executive officers and directors:


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     John Pimentel, the Company's Chairman of the Board and Chief Executive
Officer, was granted three separate option awards. The first award, for Mr. Pimentel's continuing service as Chief Executive Officer was an option to acquire up to 450,000 shares of common stock vesting 25% on January 1, 2008 and the balance in 36 equal monthly installments on the first day of each month, commencing January 1, 2008. The second award, for Mr. Pimentel's service as Chairman of the Board was an option to acquire up to 250,000 shares of common stock vesting in 24 equal installments on the first day of each month, commencing as of January 1, 2007. The third award, in recognition of Mr. Pimentel's contribution as Chief Executive Officer, was an option to acquire up to 250,000 shares of common stock, with 104,167 shares vested upon grant and the balance vesting in 28 equal monthly installments on the first day of each month commencing June 1, 2007.

     Each of the Company's other directors (Ross Patten, James Ferris and Sam P. Cortez) was granted an option to acquire up to 200,000 shares of common stock vesting in 24 equal installments on the first day of each month, commencing as of January 1, 2007. Dr. Ferris, who also serves as the Company's President, was also granted an option to acquire up to 50,000 shares of common stock vesting 25% on January 1, 2008 and the balance in 36 equal monthly installments on the first day of each month, commencing January 1, 2008. In consideration for his efforts in helping the Company build its new management team, Mr. Patten was also issued an option to acquire up to an additional 250,000 shares of common stock, vesting in 24 equal installments on the first day of each month, commencing as of January 1, 2007.

     David Rane, the Company's Chief Financial Officer, was awarded an option to acquire up to 250,000 shares of common stock vesting 25% on January 1, 2008 and the balance in 36 equal installments on the first day of each month, commencing January 1, 2008.

     Pursuant to the at-will employment agreement described above, Matthew Lieb, the Company's Chief Operating Officer, was granted options to acquire up to 400,000 shares of common stock vesting as follows: 40,000 on the date of grant, 90,000 on January 1, 2008 and the balance in 36 equal installments on the first day of each month commencing January 1, 2008.

     All of the foregoing option awards provide that if the recipient is terminated for any reason other than for cause, the succeeding 12 months of vesting automatically accelerate. The options also provide for full acceleration of vesting upon a change of control.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as exhibits to this Current Report on Form 8-K:

     EXHIBIT NO.                        DESCRIPTION
        10.1 At-Will Employment Agreement dated as of May 15, 2007, between World Waste Technologies, Inc. and Matthew Lieb
        10.2        2007 Stock Plan
        10.3        Form of Option Grant
        99.1        Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 21, 2007                      WORLD WASTE TECHNOLOGIES, INC.


                                        By: /s/ David Rane
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                                           David Rane
                                           CHIEF FINANCIAL OFFICER



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